EXHIBIT 10.3
FILED
98 MAR 27 AM 10:10
SECRETARY OF STATE
STATE OF IDAHO


                              ARTICLES OF MERGER

                           NEW JERSEY MINING COMPANY
                         PLAINVIEW MINING COMPANY, INC.


(1) Merger of New Jersey Mining Company and Plainview Mining Company, Inc. According to these Articles Of Merger, New Jersey Mining Company and Plainview Mining Company, Inc., both Idaho Corporations, hereby merge with New Jersey Mining Company being the surviving corporation.


(a)       Plan of Merger

The Board of Directors of New Jersey Mining Company approved an exchange offer on September 29, 1997 whereby shareholders of Plainview Mining
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Company, Inc. would be offered 2 shares of the common stock of New Jersey
Mining Company for each share of common stock of Plainview Mining Company, Inc. The Board of Directors of Plainview Mining Company, Inc. approved the exchange offer and recommended that their shareholders accept the exchange offer.

On December 30, 1997, New Jersey Mining Company and Plainview Mining
Company, Inc. approved a merger agreement which involved Plainview Mining Company, Inc. delivering all of its assets to New Jersey Mining Company in exchange for stock with 2 shares of New Jersey Mining Company common stock being exchanged for each share of common stock of Plainview Mining Company, Inc., with New Jersey Mining Company to be the surviving corporation. The merger agreement was contingent upon the approval of shareholders of Plainview Mining Company, Inc.

(b)       Shareholder Approval

The approval of the shareholders of Plainview Mining Company, Inc. was necessary to merge with New Jersey Mining Company. The approval of the shareholders of New Jersey Mining Company was not necessary under 30-1-1103
(7), however the majority shareholder of New Jersey Mining Company, who holds more than 50% of the outstanding shares of common stock, approved the merger.

(c)       Approval by Shareholders of Plainview Mining Company, Inc.

(i)       Description of Outstanding Shares

Plainview Mining Company, Inc. has 1,500,000 shares of common stock authorized, and all 1,500,000 shares were issued when the merger vote was held at a Special Meeting of Plainview Mining Company, Inc. on January 27, 1998. There are no other classes of stock or shareholders of Plainview Mining Company, Inc. The number of votes entitled to be cast on the merger proposal was 1,500,000.

(ii)       Results of the Vote

The total number of votes cast for the merger plan was 886,841 by the shareholders of common stock of Plainview Mining Company, Inc., and there were no dissenting or disputed votes. Therefore, the merger was approved by the shareholders of Plainview Mining Company, Inc.

(2)       Effective Merger Date

The effective date of this merger of New Jersey Mining Company and Plainview Mining Company, Inc. is March 12, 1998.


By:       /s/ Fred W. Brackebusch           /s/ Fred W. Brackebusch
President, New Jersey Mining Company       President, Plainview Mining  Inc.

Attest: /s/ Tina C. Brackebusch              /s/ Ron E. Eggart
Secretary, New Jersey Mining Company         Secretary, Plainview Mining Co.,
Inc

STATE OF IDAHO              )
)  ss.
County of Shoshone              )

       On this   13th   day of   March  , in the year 1998, before me, the
undersigned, a Notary Public in and for the State of Idaho, personally appeared
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FRED W. BRACKEBUSCH, known to me to be the President of NEW JERSEY MINING
COMPANY, the corporation that executed the within Articles of Merger, and acknowledged to me that he executed the same for and on behalf of said corporation.

       IN WITNESS WHEREOF, I have hereunto set my hand and affixed my notarial seal the day and year in this certificate above written.

/s/ Ronald E. Eggart
Notary Public in and for the State of Idaho
Residing at Kellogg, Idaho
Commission expires 1/18/2003


STATE OF IDAHO              )
)  ss.
County of Shoshone              )

       On this 13th day of March, in the year 1998, before me, the undersigned, a Notary Public in and for the State of Idaho, personally appeared FRED W. BRACKEBUSCH, known to me to be the President of PLAINVIEW MINING COMPANY, INC., the corporation that executed the within Articles of Merger, and acknowledged to me that he executed the same for and on behalf of said corporation.

       IN WITNESS WHEREOF, I have hereunto set my hand and affixed my notarial seal the day and year in this certificate above written.


/s/ Ronald E. Eggart
Notary Public in and for the State of Idaho
Residing at Kellogg, Idaho
Commission expires 1/18/2003


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